UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026
Hayward Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40208	82-2060643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Vantage Park Drive
Suite 400, Charlotte, NC 28203
(Address of principal executive offices, including zip code)

(704) 837-8002
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2026, the Board of Directors of Hayward Holdings, Inc. (the “Company”) appointed Jared Arrowood as the Company’s Chief Accounting Officer and principal accounting officer, effective October 1, 2026. In connection with Mr. Arrowood’s appointment, Eifion Jones, the Company’s Senior Vice President, Chief Financial Officer and Treasurer, ceased serving as the Company’s Chief Accounting Officer and principal accounting officer, effective October 1, 2026. Mr. Jones continues to serve as the Company’s Senior Vice President, Chief Financial Officer and Treasurer and as the Company’s principal financial officer.

Mr. Arrowood, age 42, joined the Company in August 2023 as Assistant Corporate Controller and was promoted to Vice President, Corporate Controller in July 2024. In those roles, he has been responsible for the Company’s global accounting and financial reporting functions. Prior to joining the Company, Mr. Arrowood served in various finance leadership positions at SPX FLOW, Inc., most recently as Vice President of Finance, Mixing Solutions.

In connection with his appointment as Chief Accounting Officer and principal accounting officer, Mr. Arrowood’s compensation will include an annual base salary of $300,000, an annual cash bonus opportunity with a target of 35% of base salary, and an annual long-term incentive equity award with a target grant date value of $120,000.

There are no arrangements or understandings between Mr. Arrowood and any other person pursuant to which he was appointed as Chief Accounting Officer and principal accounting officer, and there are no family relationships between Mr. Arrowood and any director or executive officer of the Company. Mr. Arrowood has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Arrowood has entered into the Company’s standard form of indemnification agreement for directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYWARD HOLDINGS, INC.

Date: October 2, 2026	By:	/s/ Eifion Jones
Eifion Jones
Senior Vice President and Chief Financial Officer